Exhibit 99.1

Allegro MicroSystems Appoints Mary Puma to its Board of Directors

Mary Puma joined the Allegro board effective October 18, 2023 to fill the vacancy created by the retirement of Dr. Reza Kazerounian

MANCHESTER, NH, October 19, 2023 – Allegro MicroSystems, Inc. (“Allegro”) (Nasdaq: ALGM) a global leader in power and sensing semiconductor solutions for motion control and energy-efficient systems, today announced the appointment of Mary G. Pumato Allegro’s Board of Directors (“Board”), filling the vacancy created by the retirement of Reza Kazerounian, who retired from the Board on October 15, 2023. Ms. Puma’s appointment was effective on October 18, 2023.

“Dr. Reza Kazerounian’s vast semiconductor expertise and experience leading other companies in the semiconductor field have been crucial in Allegro’s continued growth and IPO success and transformation towards a more market driven mindset with a focus on innovation and change,” said Yoshihiro “Zen” Suzuki, Chairman of the Board. “On behalf of the Allegro Board, I would like to thank Dr. Kazerounianfor his longstanding leadership and service, both of which have had a monumental impact on Allegro’s growth and success from before our IPO and through the last three years as a public company.”

Mary Puma joins Allegro’s Board with more than 40 years of technology experience, including 25 years in the semiconductor industry. Ms. Puma is the Executive Chairperson of Axcelis Technologies, Inc. (“Axcelis”), a publicly traded company engaged in the supply of capital equipment for the semiconductor chip manufacturing industry, and previously served as President and Chief Executive Officer of Axcelis from January 2002 to May 2023. Prior to becoming CEO of Axcelis, she served as the company’s President and Chief Operating Officer beginning in July 2000. In 1998, Ms. Puma was appointed General Manager and Vice President of Axcelis’s predecessor, the Implant Systems Division of Eaton Corporation, a global diversified industrial manufacturer, after having joined in 1996 as general manager of Eaton’s Commercial Controls Division. Prior to Eaton, Ms. Puma spent 15 years in various marketing and general management positions at General Electric Company.

“We are delighted to welcome Mary to Allegro’s Board,” said Mr. Suzuki. “Mary’s extensive technology and board experience, coupled with her proven success as a semiconductor industry leader, make her an extraordinary addition to the Board of Directors. We look forward to her contributions to Allegro’s growth as we continue to execute on our strategy focused on the mega trends of electrification and automation by continuing to develop innovative products within the Automotive and Industrial markets.”

Beginning in August 2023, Ms. Puma joined Ciena Corporation’s board of directors. Ms. Puma is also a director of SMART Global Holdings, Inc. and Nordson Corporation. Since December 2022, she has served as Chairperson of the Board of Semiconductor Equipment and Materials International (SEMI), a global industry association serving the manufacturing supply chain for the micro- and nano-electronics industries.

“It is an honor to join Allegro MicroSystems’ Board as the company continues to develop solutions that move the world toward a safer and more sustainable future,” said Mary Puma. “I look forward to working with the entire team and leveraging my semiconductor and deep technology experience to support Allegro’s anticipated growth.”

Ms. Puma holds a Bachelor of Arts degree in Economics from Tufts University and a Master of Science degree from the MIT Sloan School of Management.

About Allegro MicroSystems

Allegro MicroSystems is a leading global designer, developer, fabless manufacturer and marketer of sensor integrated circuits (“ICs”) and application-specific analog power ICs enabling emerging technologies in the automotive and industrial markets. Allegro’s diverse product portfolio provides efficient and reliable solutions for the electrification of vehicles, automotive ADAS safety features, automation for Industry 4.0 and power-saving technologies for data centers and green energy applications. For additional information, please visit https://www.allegromicro.com/en/.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical facts contained in this press release should be considered forward-looking statements. These statements involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “aim,” “may,” “will,” “should,” “expect,” “exploring,” “plan,” “anticipate,” “could,” “intend,” “target,” “project,” “would,” “contemplate,” “believe,” “estimate,” “mission,” “predict,” “potential,” “seek,” or “continue,” or the negative thereof and similar words and expressions, although not all forward-looking statements contain these words. No forward-looking statement is a guarantee of future results, performance or achievements, and one should avoid placing undue reliance on such statements.

Forward-looking statements are based on management’s current expectations, beliefs and assumptions and on information currently available to us. Such beliefs and assumptions may or may not prove to be correct. Additionally, such forward-looking statements are subject to a number of known and unknown risks, uncertainties and assumptions, and actual results may differ materially from those expressed or implied in the forward-looking statements due to various factors, including, but not limited to, those identified in Part II, Item 7. “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and Part I, Item 1A. “Risk Factors” in our Annual Report on Form 10-K for the year ended March 31, 2023. These risks and uncertainties include, but are not limited to: downturns or volatility in general economic conditions,; our ability to compete effectively, expand our market share and increase our net sales and profitability; our reliance on a limited number of third-party semiconductor wafer fabrication facilities and suppliers of other materials; our failure to adjust purchase commitments and inventory management based on changing market conditions or customer demand; shifts in our product mix or customer mix, which could negatively impact our gross margin; the cyclical nature of the analog semiconductor industry; any downturn or disruption in the automotive market; our ability to compensate for decreases in average selling prices of our products and increases in input costs; our ability to manage any sustained yield problems or other delays at our third-party wafer fabrication facilities or in the final assembly and test of our products; our ability to accurately predict our quarterly net sales and operating results; our ability to adjust our supply chain volume to account for changing market conditions and customer demand; our dependence on manufacturing operations in the Philippines; our reliance on distributors to generate sales; the effects of COVID-19 on our supply chain and customer demand; our ability to develop new product features or new products in a timely and cost-effective manner; our ability to manage growth; any slowdown in the growth of our end markets; the loss of one or more significant customers; our ability to meet customers’ quality requirements; uncertainties related to the design win process and our ability to recover design and development expenses and to generate timely or sufficient net sales or margins; changes in government trade policies, including the imposition of export restrictions and tariffs; our exposures to warranty claims, product liability claims and product recalls; our dependence on international customers and operations; the availability of rebates, tax credits and other financial incentives on end-user demands for certain products; risks, liabilities, costs and obligations related to governmental regulation and other legal obligations, including export control, privacy, data protection, information security, consumer protection, environmental and occupational health and safety, anti-corruption and anti-bribery, and trade controls; the volatility of currency exchange rates; our ability to raise capital to support our growth strategy; our indebtedness may limit our flexibility to operate our business; our ability to effectively manage our growth and retain key and highly skilled personnel; our ability to protect our proprietary technology and inventions through patents or trade secrets; our ability to commercialize our products without infringing third-party intellectual property rights; disruptions or breaches of our information technology systems or those of our third-party service providers; our principal stockholders have substantial control over us; the inapplicability of the “corporate opportunity” doctrine to any director or stockholder who is not employed by us; anti-takeover provisions in our organizational documents and under the General Corporation Law of the State of Delaware; our inability to design, implement or maintain effective internal control over financial reporting; changes in tax rates or the adoption of new tax legislation; the negative impacts of sustained inflation on our business; disruptions in the banking and financial sector that limit our or our partners’ ability to access capital and borrowings; the physical, transition and litigation risks presented by climate change; and other events beyond our control. Moreover, we operate in an evolving environment. New risk factors and uncertainties may emerge from time to time, and it is not possible for management to predict all risk factors and uncertainties. Our risk factors may be updated or supplemented from time to time in our other filings with the Securities and Exchange Commission (“SEC”), which are accessible on the SEC’s website at www.sec.gov and the Investors Relations page of our website at investors.allegromicro.com.

You should read this press release with the understanding that our actual future results may be materially different from what we expect. We qualify all of our forward-looking statements by these cautionary statements. All forward-looking statements speak only as of the date of this press release and, except as required by applicable law, we do not plan to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise.

Media Contact

Tyler Weiland

Shelton Group

+1-972-571-7834

tweiland@sheltongroup.com

Allegro Contact

Jalene Hoover

VP of Investor Relations & Corporate Communications

jhoover@allegromicro.com